                                                                    EXHIBIT 10.4
                        AMENDMENT NO. 4 TO AMENDED AND
                        ------------------------------
                            RESTATED LOAN AGREEMENT
                            -----------------------
                                  AND CONSENT
                                  -----------


     AMENDMENT NO. 4 TO AMENDED AND RESTATED LOAN AGREEMENT AND CONSENT dated as of March 30, 2001 (this "Amendment"), by and among MEDALLION FUNDING CORP., a
                         ---------
New York corporation (the "Borrower"), the banks that from time to time are
                           --------
signatories thereto (including Assignees (as hereinafter defined), collectively, the "Banks" and individually, a "Bank"), FLEET NATIONAL BANK (f/k/a Fleet Bank,
     -----                       ----
National Association), as a Bank ("Fleet"), as Swing Line Lender (the "Swing
                                   -----                               -----
Line Lender"), as Arranger and as Agent for the Banks (including any successor,
-----------
the "Agent").

     WHEREAS, the Borrower, the Banks, the Agent and the Swing Line Lender are parties to an Amended and Restated Loan Agreement dated as of December 24, 1997 (as amended and in effect from time to time, the "Loan Agreement," capitalized
                                                  --------------
terms defined therein having the same meanings herein as therein), pursuant to which the Banks have extended credit to the Borrower on the terms and subject to the conditions set forth therein;

     WHEREAS, the Loan Agreement requires the Borrower to ensure that the ratio of Net Finance Assets to the sum of Senior Debt and SBA Debt is not less than 1.20:1 at all times and to pay down any amounts by which Minimum Asset Coverage at any time exceeds Net Finance Assets, and the Borrower has failed to comply with such requirements to the extent described below;

     WHEREAS, the Borrower has requested that the Agent and the Banks (a) forbear from exercising certain of their rights and remedies resulting from such failures to comply with such requirements, and (b) amend the Loan Agreement so as to make certain revisions;

     WHEREAS, subject to the terms and conditions hereof, certain of the Banks are willing to extend such forbearance and permit such revisions; and

     WHEREAS, subject to the terms and conditions set forth herein, the Borrower, the Banks, the Agent and the Swing Line Lender have agreed to amend the Loan Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to forbear and to amend the Loan Agreement as follows:

     1.  Forbearance. Upon the satisfaction of each of the conditions precedent
         -----------
set forth in Section 14 hereof, each of the Agent and the Required Banks hereby agrees, for so long as (a) no Default or Event of Default (other than the 2000 Forbearance Events and the 2001 Forbearance Events, each as defined below), has occurred and is continuing and (b) the Borrower complies with the requirements contained in this Section 1, (w) to forbear from enforcing any of its rights and remedies under Section 9.2 of the Loan Agreement or under any of the other Loan Documents arising solely as a result of the occurrence of any of the 2000 Forbearance Events or the 2001 Forbearance Events, (x) that the Agent and the Banks will not demand accelerated payment of the obligations under
Section 9.1 of the Loan Agreement or otherwise cause any of such obligations to become immediately due and payable, except that the Borrower shall in any event continue to be required to make any and all payments (other than payments required by Section 2.5(c) of the Loan Agreement solely as a result of any of the 2000 Forbearance Events or the 2001 Forbearance Events) that are provided for in the Loan Documents and this Amendment when and as the same are due and payable pursuant to the terms of the Loan Documents and this Amendment, (y) that compliance with Sections 5.2 (a) (solely with respect to Section 4.20 of the Loan Agreement as a result of the occurrence of the 2000 Forbearance Events and the 2001 Forbearance Events), (b) and (d) of the Loan Agreement shall be determined without regard to the 2000 Forbearance Events and the 2001 Forbearance Events, and (z) that the Agent and the Banks will not terminate the lending and other credit commitments of the Agent and the Banks under the Loan Agreement prior to the scheduled expiration and termination thereof upon the Maturity, except that all such lending and other credit commitments of the Agent and the Banks under the Loan Documents shall in any event terminate and expire when and as the same are scheduled to do so, pursuant to the terms of the Loan Agreement and this Amendment. So long as no Default or Event of Default, other than the 2000 Forbearance Events or 2001 Forbearance Events, has occurred and is continuing, nothing herein shall be deemed to prevent the Borrower from exercising any right or taking any action otherwise permitted by the Loan Agreement or the other Loan Documents, which right or action is conditioned upon the absence of any Default or Event of Default.

     The forbearances contained in this Section 1 shall be contingent on the Borrower's compliance with the following requirements:

          The Borrower shall not permit, at any time following January 1, 2001, Forbearance Net Finance Assets to be less than the sum of Forbearance Senior Debt and SBA Debt, as evidenced by a Borrowing Base Certificate delivered by the Borrower to the Agent in accordance with Section 6.1(i) of the Loan Agreement. The Borrower shall not permit the Excess Amount to exceed (a) as of January 31, 2001, $6,700,000; (b) as of February 28, 2001, $5,700,000; (c) as of March 31, 2001, $5,000,000; and (d) as of April 30,
     2001 and thereafter, $0.

          For purposes hereof, the following terms shall have the following meanings:

          "2000 Forbearance Events" shall mean any Default or Event of Default
           -----------------------
     which may arise or have arisen under (a) Section 2.5(c) or

     Section 7.3 of the Loan Agreement as a result of the ratio of Net Finance Assets to the sum of Senior Debt and SBA Debt being less than 1.20:1 at any time during the year 2000, or (b) Section 9.1(f)(iii) of the Loan Agreement as a result of a default under Section 10.6 of the Note Purchase Agreements as a result of the ratio of Net Finance Assets to the sum of Senior Debt and SBA Debt being less than 1.15:1 at any time during the year 2000, but excluding any Default or Event of Default which may arise or have arisen in the event that the ratio of Forbearance Net Finance Assets to Adjusted Minimum Asset Coverage as of December 31, 2000 is less than 0.97:1.

          "2001 Forbearance Events" shall mean any Default or Event of Default
           -----------------------
     which may arise or have arisen under (a) Section 2.5(c) or Section 7.3 of the Loan Agreement from January 1, 2001 through June 30, 2001, or (b)
     Section 9.1(f)(iii) as a result of a default under Section 10.6 of the Note Purchase Agreements as a result of the ratio of Net Finance Assets to the sum of Senior Debt and SBA Debt being less than 1.15:1 at any time from January 1, 2001 until June 30, 2001; provided, however, that the Excess
                                          --------  -------
     Amount does not exceed (w) $6,700,000 as of January 31, 2001, (x) $5,700,000 as of February 28, 2001, (y) $5,000,000 as of March 31, 2001,
     and (z) $0 as of April 30, 2001.

          "Adjusted Minimum Asset Coverage" shall mean the sum, without
           -------------------------------
     duplication, of (a) all Indebtedness of the Borrower under the Loan Agreement, plus (b) all CP Debt, plus (c) Senior Note Debt, plus (d) SBA
                ----                  ----                       ----
     Debt, plus (e) the aggregate amount of other Indebtedness of the Borrower
           ----
     relating to the borrowing of money, including the issuance of notes or bonds and the maximum drawing amount of all letters of credit outstanding, plus (f) Indebtedness of the type referred to in clause (e) of another
     ----
     Person guaranteed by the Borrower.

          "Adjusted Net Finance Assets" shall mean the sum of the following
           ---------------------------
     clauses, in each case based on the clauses set forth in the definition of Forbearance Net Finance Assets: clause (i), plus clause (ii), minus clause
                                                  ----              -----
     (iii), plus clause (iv), plus clause (v), plus clause (vi).
            ----              ----             ----

          "Advance Amounts" shall mean, as of any date of calculation, an amount
           ---------------
     equal to the sum of:

               (i) the aggregate amount of all Eligible Yellow Cab Loans shown on Borrower's balance sheet as of the last day of the most recent month, minus
                 -----

               (ii) the portion, if any, of the Eligible Yellow Cab Loans that Borrower, in its reasonable business judgment, deems to be uncollectible or subject to classification as non-accruing, minus
                                                                      -----

               (iii) the Eligible Yellow Cab Loans which are more than 60 days past due, provided, that if all or any part of any Eligible Yellow Cab Loan would be
     --------
     excluded under any of the provisions set forth above, then the entire amount of such Eligible Yellow Cab Loan shall be excluded.

          "Eligible Yellow Cab Loan" shall mean, with respect to any Yellow Cab
           ------------------------
     Loan, the portion of the outstanding principal balance of, plus accrued interest (excluding deferred interest) on, such Yellow Cab Loan, in each case owed to the Borrower and attributable to the portion of such Yellow Cab Loan made by the Borrower.

          "Excess Amount" shall mean the difference of Adjusted Minimum Asset
           -------------
     Coverage minus Adjusted Net Finance Assets; provided that (a) as of January
              -----                              --------
     31, 2001, the Excess Amount shall not be greater than $6,700,000; (b) as of February 28, 2001, the Excess Amount shall not be greater than $5,700,000;
     (c) as of March 31, 2001 the Excess Amount shall not be greater than $5,000,000; and (d) as of April 30, 2001 and thereafter, the Excess Amount shall be $0.

          "Forbearance Net Finance Assets" shall mean, as of any date of
           ------------------------------
     calculation, an amount equal to the sum of:

               (i) cash and Short Term Investments shown on the Borrower's balance sheet as of such date, plus
                                         ----

               (ii) 83.33% of the sum, without duplication, of (A) the aggregate outstanding principal balances of, plus accrued interest (excluding deferred interest) on, all Eligible Medallion Loans and Eligible Commercial Loans shown on Borrower's balance sheet as of the last day of the most recent month, minus (B) the portion, if any, of
                                             -----
          the Loans, plus accrued interest (excluding deferred interest) thereon, that Borrower, in its reasonable business judgment, deems to be uncollectible or subject to classification as non-accruing, minus
                                                                         -----
          (C) the Eligible Loans, plus accrued interest (excluding deferred interest) thereon, which are more than 60 days past due, minus
                                                                   -----

               (iii) 83.33% of the aggregate outstanding principal of, plus accrued interest (excluding deferred interest) on, the SBA Collateral;

          plus
          ----

               (iv) 83.33% of the amount of 75% of the Eligible Medallion Loans and accrued interest (excluding deferred interest) thereon which are more than 60 days past due, but are less than 91 days past due, plus
          ----

               (v) 83.33% of the amount of 65% of the Eligible Medallion Loans and accrued interest (excluding deferred interest) thereon which are more than 90 days past due, but are less than 121 days past due; plus
          ----

               (vi) 83.33% of the Advance Amounts of Eligible Yellow Cab Loans; plus
                 ----

               (vii)  the Excess Amount;

     provided, that if all or any part of any Loan would be excluded under any
     --------
     of the provisions set forth above, then the entire outstanding principal amount of, plus accrued interest (including deferred interest) on, such Loan shall be excluded.

          "Forbearance Senior Debt" shall mean the sum, without duplication, of
           -----------------------
     (a) all Indebtedness of the Borrower under the Loan Agreement, plus (b) all
                                                                    ----
     CP Debt, plus (c) Senior Note Debt, plus (d) the aggregate amount of other
              ----                       ----
     Indebtedness of the Borrower relating to the borrowing of money, including the issuance of notes or bonds and the maximum drawing amount of all letters of credit outstanding, plus (e) Indebtedness of the type referred
                                    ----
     to in clause (d) of another Person guaranteed by the Borrower. Notwithstanding the foregoing, SBA Debt shall not be included in Senior Debt.

          "Yellow Cab Loan" shall mean any Medallion Loan made to YellowOne LLC
           ---------------
     or YellowTwo LLC, secured by Medallion Rights in respect of Chicago Medallions, that (a) satisfies subsections (b) through (f) of the Eligibility Requirements (other than, with respect to the requirement set forth in subsection (e) thereof, by virtue of the subordination provisions of such Yellow Cab Loan), provided that, with respect to the requirement
                               --------
     set forth in subsection (f) thereof, the endorsement on any promissory note evidencing such Yellow Cab Loan explicitly state that any pledge is subject to the requirements of any relevant participation agreement, (b) with respect to accrued interest thereon is guaranteed by Yellow Cab Management, Inc., its affiliate, (c) does not exceed, with respect to the portion thereof owed to the Borrower and attributable to the portion of such Yellow Cab Loan made by the Borrower, an aggregate principal amount of $4,000,000, and when aggregated with all other Yellow Cab Loans does not exceed, with respect to the portion thereof owed to the Borrower and attributable to the portion of such Yellow Cab Loan made by the Borrower, an aggregate principal amount of $9,000,000, and (d) matures no later than June 30, 2005.

     In the event that (a) the foregoing requirements are not met, (b) a Default or Event of Default (other than any of the 2000 Forbearance Events or 2001 Forbearance Events ) shall occur and be continuing, or (c) the forbearance obligations of the Senior Note Holders under the First Amendment Agreement to the Note Purchase Agreement, by and among the Senior Note Holders and the Borrower, shall terminate, the forbearance obligations of the Agent and the Banks under this Amendment shall, at the option of the Agent or the Required Banks, terminate. Upon such termination, the Agent and the Banks shall be relieved of the forbearance obligations set forth in this Section

1 and, accordingly, the Agent and the Banks shall then be free in their sole and absolute discretion (subject to the applicable provisions of the Loan Documents) to declare any and all of the obligations and other amounts owing to the Agent and the Banks under the Loan Documents to be immediately due and payable, with the effect of such declaration as set forth in Section 9.1 of the Loan Agreement (it being understood that, in the case of any Event of Default under Sections 9.1(h) or (i) of the Loan Agreement, all such obligations and other amounts shall become immediately due and payable automatically, without any requirement of notice from the Agent or any Bank), and/or to terminate all lending and other credit commitments of the Agent and the Banks under the Loan Documents, with the effect of such termination as set forth in Section 9.1 of the Loan Agreement (it being understood that, in the case of any Event of Default under Sections 9.1(h) or (i) of the Loan Agreement, all such lending and other credit commitments of the Agent and the Banks shall immediately terminate automatically, without any requirement of notice from the Agent or any Bank); and the Agent and the Banks may, if they so elect, proceed to enforce their rights and remedies under or in respect of the Loan Documents (subject to the applicable provisions thereof) and applicable law. The remedies specified herein are cumulative and not exclusive of any other remedy including, but not limited to, the remedies under the Loan Documents as a result of the existence of Events of Default. The failure or delay of the Agent or any Bank to exercise any right or remedy after any particular Event of Default shall not operate as a waiver of any remedy or of such Event of Default in that or in any subsequent instance.

     2.   Amendments to Definitions. Section 1.1 of the Loan Agreement is hereby
          -------------------------
amended by:

     (a) deleting the following definitions in their entirety and substituting in lieu thereof the following new definitions:

          "Applicable LIBO Margin" means (a) 3.75% with respect to such portion
           ----------------------
     of the LIBO Rate Loans that are Revolving Credit Loans as is equal to the then existing Excess Amount (as defined in Section 1 of Amendment No. 4 and whether or not the amount thereof at any time of reference complies with the requirements of the proviso contained in the definition thereof), (b) 1.50% in the case of all other LIBO Rate Loans that are also Revolving Credit Loans, and (c) 1.50% in the case of any LIBO Rate Loan that is a Term Loan.

          "Borrowing Base Certificate" shall mean a certificate substantially in
           --------------------------
     the form of Exhibit A to Amendment No. 4.
                 ---------

          "Capital Stock" with respect to any entity, shall mean common stock,
           -------------
     preferred stock, limited or general partnership interests, limited liability company membership interests, and any and all shares or other equivalents (however designated) of any other equity interests, of such entity.

          "Collateral" shall mean and include the assets, property or interests
           ----------
     in property of whatever nature whatsoever, real, personal or mixed, tangible or intangible, of the Borrower, and the pledge of the Guarantor's stock by the Parent pursuant to the terms of the Parent Pledge Agreement, securing the Revolving Credit Loans, Swing Line Loans and/or Term Loans and all other property and interests in personal property that shall, from time to time, secure the Revolving Credit Loans, Swing Line Loans and/or Term Loans.

          "Loan Documents" shall mean and include this Agreement, the Revolving
           --------------
     Credit Notes, the Term Notes, the Swing Line Note, the Borrower Security Agreement, any Mortgage Assignment, the Borrowing Base Certificates, the Intercreditor Agreement, the Borrower Financing Statements, the Guaranty, the Parent Pledge Agreement and the Collateral Agency Agreement.

          "Restricted Payment" shall mean, with respect to the Borrower, any of
           ------------------
     the following: (i) the payment of any dividend on or any distribution in respect of any Capital Stock of the Borrower (other than the payment of Dividends required to be paid in order to avoid the imposition of income taxes pursuant to the Code, or, for so long as the Borrower is a registered investment company under the 1940 Act, the payment of such Dividends as may be required by the 1940 Act), (ii) any defeasance, redemption, repurchase or other acquisition or retirement for value prior to scheduled maturity of any Indebtedness ranked pari passu or subordinate in right of payment to
                             ----------
     the Revolving Credit Notes, the Swing Line Notes or the Term Notes or of any Indebtedness having a maturity date prior to the maturity of the Revolving Credit Notes, the Swing Line Notes or the Term Notes (other than Permitted Debt and Indebtedness permitted by Sections 8.2(b) and (e) hereof), (iii) when paid (or when the proceeds of which are paid) to any Person during the continuance of any Default or Event of Default, any defeasance, redemption, repurchase or other acquisition or retirement for value prior to scheduled maturity of any Indebtedness permitted by Sections 8.2(b) and (e) hereof, (iv) the redemption, repurchase, retirement or other acquisition of any Capital Stock of the Borrower or of any warrants, rights or options to purchase or acquire any Capital Stock of the Borrower (other than pursuant to and in accordance with stock option plans and other benefit plans for management or employees of the Borrower, in an aggregate amount not in excess of $500,000 during any 12-month period, provided that
                                                                  --------
     any such redemption, repurchase, retirement or other acquisition of any Capital Stock of the Borrower or of any warrants, rights or options to purchase or acquire any Capital Stock of the Borrower otherwise permitted by this parenthetical clause shall not be permitted following the occurrence and during the continuance of any Default or Event of Default),
     (v) any expenditure or the incurrence of any liability to make any expenditure for any Restricted Investment not permitted by Section 8.3 hereof, (vi) when incurred during the continuance of any Default or Event of Default any expenditure or the incurrence of any liability to make any expenditure for any Restricted Investment permitted by Section 8.3 hereof (other than Loans made in the ordinary course of business), (vii) the payment of any principal of, interest on, or any amounts due in respect of, any Indebtedness not permitted by Section 8.2 hereof, and (viii) the payment of any principal or interest on, or any other amounts due in respect of, any Subordinated Debt (except to the extent otherwise approved by the Required Banks and the Agent).


     (b) inserting, in the places required by alphabetical order, the following new definitions:

          "Amendment No. 4" shall mean Amendment No. 4 to Amended and Restated
           ---------------
     Loan Agreement and Consent dated as of March 30, 2001 among the Borrower, the Agent, the Swing Line Lender and the Banks."

          "Amendment No. 4 Effective Date" shall mean the "Effective Date", as
           ------------------------------
     defined in Amendment No. 4."

          "Collateral Agency Agreement" shall mean the Collateral Agency
           ---------------------------
     Agreement, by and among the collateral agent named therein, the Agent, the Banks, the Senior Note Holders and the agent and the banks party to the Financial Agreement.

          "Financial Agreement" shall mean the Second Amended and Restated Loan
           -------------------
     Agreement dated as of September 22, 2000, by and among Medallion Financial Corp., Medallion Business Credit, LLC, Fleet National Bank (f/k/a Fleet Bank, National Association) as agent and the other financial institutions from time to time party thereto, as amended and in effect from time to time.

          "Guarantor" shall mean Medallion Taxi Media, Inc., a New York
           ---------
     corporation.

          "Guaranty" shall mean the Guaranty from the Guarantor in favor of the
           --------
     Agent and the Banks, guaranteeing the payment and performance of the obligations owing by the Borrower to the Agent and the Banks pursuant to the Loan Documents.

          "Parent" shall mean Medallion Financial Corp., a Delaware corporation.
           ------

          "Parent Pledge Agreement" shall mean the Stock Pledge Agreement from
           -----------------------
     the Parent in favor of the Agent and the Banks, pledging the stock of the Guarantor as security for the obligations owing by the Borrower to the Agent and the Banks pursuant to the Loan Documents.

     3.   Addition of Article 2A to the Loan Agreement. The Loan Agreement is
          --------------------------------------------
hereby amended by adding the following new Article 2A:

          "ARTICLE 2A. COLLATERAL SECURITY; GUARANTY.

               The obligations of the Borrower under this Agreement shall be secured by (a) a perfected first priority security interest (subject only to Liens permitted hereunder and entitled to priority under applicable law) in substantially all of the assets of the Borrower, whether now owned or hereafter acquired and wherever located, pursuant to the terms of the Borrower Security Agreement and subject to the Intercreditor Agreement, and (b) following the Borrower's compliance with the requirements of Section 15 of Amendment No. 4, a perfected first priority security interest (subject only to Liens permitted hereunder and entitled to priority under applicable law (including Liens in favor of the "Agent" (as defined in the Financial Agreement) under the Financial Agreement to secure the obligations thereunder) and to the Collateral Agency Agreement) in the capital stock of the Guarantor pursuant to the terms of the Parent Pledge Agreement. Following the Borrower's compliance with the requirements of Section 15 of Amendment No. 4, the obligations of the Borrower under this Agreement and the other Loan Documents shall also be guaranteed by the Guarantor pursuant to the terms of the Guaranty (subject to the terms of the Collateral Agency Agreement); provided, however, that the
                                               --------  -------
          Guaranty shall provide that, with the prior written consent of the Agent and the Required Banks, which consent shall not be conditioned on any requirement to repay Indebtedness, such Guaranty shall be released upon any sale, transfer, public offering, merger, consolidation or other similar event involving the change of at least 33% of the legal and beneficial ownership of the Guarantor."

     4.   Amendment of Section 4.22 of the Loan Agreement. Section 4.22 of the
          -----------------------------------------------
Loan Agreement is hereby amended deleted in its entirety and the following new
Section 4.22 is hereby substituted in lieu thereof:

          "Section 4.22. Priority; Continued Effectiveness.
                         ---------------------------------

          Except as otherwise permitted hereunder, the Agent, for the ratable benefit of the Banks, the Swing Line Lender and the CP Holders, has or will have, following the Borrower's compliance with the requirements of Section 15 of Amendment No. 4, a valid and perfected first priority security interest (subject to the terms of the Intercreditor Agreement and the Collateral Agency Agreement) in and to all Collateral, enforceable against the Borrower and all third parties in all relevant jurisdictions and securing the payment of the Revolving Credit Loans, Swing Line Loans and Term Loans and all other sums payable under or in connection with the Loan Documents. Each of the Borrower Security Agreement and, after the execution and delivery thereof, the Parent Pledge Agreement is effective to create in favor of the Agent, for the ratable benefit of the Banks, the Swing Line Lender and the CP Holders, a valid and perfected first priority (subject to the terms of the Intercreditor Agreement and the Collateral Agency Agreement and except as otherwise permitted hereunder) security interest in and to the Collateral described therein securing the payment of the Revolving Credit Loans, Swing Line Loans and Term Loans and all other sums payable under or in connection with the Loan Documents, whether incurred prior to or after the Amendment No. 4 Effective Date. No additional Borrower Financing Statements are required to be filed in order to maintain the perfection and priority of the security interests created pursuant to the Borrower Security Agreement and the Parent Pledge Agreement."

     5.   Amendment of Article 4 of the Loan Agreement. Article 4 of the Loan
          --------------------------------------------
Agreement is hereby amended by adding in proper numerical order the following new Section 4.23:

          "Section 4.23. Investment Company Act.
                         ----------------------

          The Borrower is a closed-end management investment company registered under the 1940 Act. The Borrower is an "investment company," as such term is defined in the 1940 Act. The Borrower is not a "business development company" as such term is defined in the 1940 Act. The acquisition of the Notes by the Banks, the application of the proceeds and repayment thereof by the Borrower and the performance of the transactions contemplated by this Agreement and the other Loan Documents will not violate any provision of said Act, or any rule, regulation or order issued by the SEC thereunder."

     6.   Amendment of Article 6 of the Loan Agreement. Article 6 of the Loan
          --------------------------------------------
Agreement is hereby amended by (a) deleting Section 6.1(i) in its entirety and substituting the following new Section 6.1(i) in lieu thereof:

          "(i)   a Borrowing Base Certificate indicating a computation of the
     Forbearance Net Finance Assets (as defined in Section 1 of Amendment No. 4) and the ratio of Forbearance Net Finance Assets (as defined in Section 1 of Amendment No. 4) to Adjusted Minimum Asset Coverage (as defined in Section 1 of Amendment No. 4) (i) as of the last day of each month commencing with the month ending March 31, 2001 (to be delivered not later than 15 Business Days after the last day of such month), (ii) as of the last day of February, 2001 (to be delivered no later than April 6, 2001), and (iii) promptly following any other date such a certificate is requested by the Agent;"

     and (b) adding in proper numerical order therein the following new Sections 6.18, 6.19 and 6.20:

          "Section 6.18. M.R. Weiser, etc. The Borrower agrees to retain M.R.
                         ----------------
     Weiser, Inc. to assist in the preparation of each Borrowing Base Certificate and to provide reporting requested by the Agent with respect thereto and the Borrowers shall assist and fully cooperate with M.R. Weiser, Inc. to provide all necessary or appropriate information promptly following any request therefor.

          Section 6.19. CFO. The Borrower shall retain a full-time chief
                        ---
     financial officer, or an interim chief financial officer (or a firm performing such function), by May 1, 2001.

          Section 6.20. Effectiveness of Loan Documents. The Borrower shall
                        -------------------------------
     ensure that each of the Loan Documents, including, once executed and delivered, the Guaranty, shall be in full force and effect, and not cancelled, terminated, revoked or rescinded, in each case otherwise than in accordance with the terms thereof or Section 4.5 hereof or with the express prior written agreement, consent or approval of the Banks, and shall further ensure that neither the Borrower nor any of its Subsidiaries or respective stockholders shall commence any action at law or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents."

     7.   Amendment of Section 8.2 of the Loan Agreement. Section 8.2 of the
          ----------------------------------------------
Loan Agreement is hereby amended by (a) deleting the word "and" at the end of subsection (d) thereof; (b) deleting the period at the end of subsection (e) and substituting in lieu thereof "; and"; and (c) adding the following new subsections (f) in proper alphabetical order therein:

          "(f) Indebtedness to Ameritrans Capital Corporation in an aggregate amount not to exceed $950,000 outstanding at any time and incurred in connection with Yellow Cab Loans (as defined in Section 1 of Amendment No.
     4)."

     8.   Amendment of Section 8.3 of the Loan Agreement. Section 8.3 of the
          ----------------------------------------------
Loan Agreement is hereby amended by adding in proper alphabetical order therein the following new subsections (e) through (h):

          "(e) Make any Investment (including by way of the acquisition of any Person) in any Subsidiary or Affiliate, or any Person that after taking into account such Investment would become a Subsidiary or Affiliate, other than (i) Investments in the Parent in an aggregate amount not to exceed $4,200,000, and (ii) Investments existing on the Amendment No. 4 Effective Date and listed on Schedule III hereto.
                        ------------

          (f) Sell, discount or otherwise dispose of Loans or any Collateral; sell, discount or otherwise dispose of other Receivables or obligations owing to the Borrower, with or without recourse, otherwise than (i) in connection with the grant of any participation in accordance with and to the extent permitted by Section 2.14 hereof, (ii) for collection in the ordinary course of business, (iii) to the Agent for the benefit of the Banks and, for so long as the Intercreditor Agreement and the Collateral Agency Agreement are in effect, the Collateral Agent, for the benefit of the Banks, the Senior Noteholders, the CP Holders and the Additional Senior Creditors (as defined in the Intercreditor Agreement), and (iv) Loans disposed of to Affiliates for cash for a price at least equal to the outstanding principal amount thereof (without discount thereon).

          (g) Make, or commit to make, or acquire or commit to acquire, any Loan to or from any Person or any other assets of any Person unless, with respect to any Loan, the Borrower reasonably believes that such Loan constitutes, or upon funding or acquisition will constitute, an Eligible Loan; provided, that, it shall not be a breach of this covenant if any Loan
           --------
     that would otherwise cause the breach is not in a material amount and in any event is not included in Forbearance Net Finance Assets (as defined in Section 1 of Amendment No. 4).

          (h) Fail to file, upon making or acquiring a Loan, all required Borrower Financing Statements and Mortgage Assignments, deliver to the Agent all instruments and chattel paper with respect to such Loans, or take such other actions as may be required in order to assure that the Agent for the benefit of the Banks receives a first priority perfected security interest or mortgage interest therein; provided, that it shall not be a
                                            --------
     breach of this covenant if the Loan that would otherwise cause the breach is not in a material amount and in any event is not included in Forbearance Net Finance Assets (as defined in Section 1 of Amendment No. 4)."

     9.   Amendment of Section 8.16 of the Loan Agreement. Section 8.16 of the
          -----------------------------------------------
Loan Agreement is hereby deleted in its entirety and the following new Section
8.16 is hereby substituted in lieu thereof:

          "8.16. Portfolio Purchase. Make, or obligate itself to make, any
                  ------------------
     Portfolio Purchase, other than, so long as no Default or Event of Default then exists or would exist as a result thereof, the repurchase of certain Medallion Loans sold to Sterling Bank prior to the Amendment No. 4 Effective Date, provided that the aggregate amount of such repurchase shall
                     --------
     not exceed $2,000,000."


     10.  Amendment of Article 8 of the Loan Agreement. Article 8 of the Loan
          --------------------------------------------
Agreement is hereby amended by adding in proper numerical order therein the following new Section 8.17:

          "8.17. Amendment of Agreements. Amend, waive or otherwise modify any
                 -----------------------
     provision of the Note Purchase Agreement, without the prior written consent of the Agent and the Required Banks except to the extent that any such amendment, waiver or other modification shall not have a material adverse effect on the interests of the Banks and the Agent."

     11.  Amendment to Exhibits and Schedules to the Loan Agreement. The
          ---------------------------------------------------------
Schedules to the Loan Agreement are hereby amended by adding in proper numerical order therein Schedule III attached hereto, and the Exhibits to the Loan Agreement are hereby amended by deleting Exhibit I in its entirety and substituting in lieu thereof Exhibit A attached hereto.

     12.  Consent to Note Purchase Agreement Amendment, etc. Each of the
          -------------------------------------------------
Required Banks hereby consents (a) to the amendment of the Note Purchase Agreement in form and substance satisfactory to the Agent for purposes of
Section 2 of the Intercreditor Agreement and Section 8.17 of the Loan Agreement, and (b) for purposes of Section 8(b) of the Intercreditor Agreement, to the exclusion from the provisions thereof (i) of the credit enhancement contemplated to be provided by the Guaranty, and (ii) with respect to the Collateral covered by the Intercreditor Agreement, of the shares of the Guarantor contemplated to be pledged to the Agent as collateral security pursuant to the Parent Pledge Agreement (as such term is defined in the Loan Agreement, as amended hereby); provided, however, that such consent (solely with respect to clause (b) hereof)
--------  -------
is conditioned upon the parties thereto executing and delivering the Collateral Agency Agreement, in form and substance satisfactory to the Agent.

     13.  Representations and Warranties. The Borrower hereby represents and
          ------------------------------
warrants to the Agent and the Banks as of the date hereof, and as of any date on which the conditions set forth in Section 14 below are met, as follows:

          (a) The execution and delivery by the Borrower of this Amendment and all other instruments and agreements required to be executed and delivered by the Borrower in connection with the transactions contemplated hereby or referred to herein (collectively, the "Amendment Documents"), and the
                                            -------------------
     performance by the Borrower of any of its obligations and agreements under the Amendment Documents and the Loan Agreement and the other Loan Documents, as amended hereby, are within the corporate or other authority of the Borrower, as the case may be, have been duly authorized by all necessary corporate proceedings on behalf of the Borrower and do not and will not contravene any provision of law or of the Borrower's charter, other incorporation or organizational papers, by-laws or any stock provision or any amendment thereof or of any indenture, agreement, instrument or undertaking binding upon the Borrower.

          (b) Each of the Amendment Documents and the Loan Agreement and other Loan Documents, as amended hereby, to which the Borrower is a party constitutes a legal, valid and binding obligation of such Person, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights.

          (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower of the Amendment Documents or the Loan Agreement or other Loan Documents, as amended hereby, or the consummation by the Borrower of the transactions among the parties contemplated hereby and thereby or referred to herein.

          (d) The representations and warranties contained in Article 4 of the Loan Agreement and in the other Loan Documents were true and correct at and as of the date made. Except (i) to the extent of changes resulting from transactions contemplated or permitted by the Loan Agreement and the other Loan Documents, changes occurring in the ordinary course of business (which changes, either singly or in the aggregate, have not been materially adverse), (ii) to the extent that such representations and warranties relate expressly to an earlier date, (iii) solely with respect to Section
     4.20 of the Loan Agreement, as a result of the occurrence of the 2000 Forbearance Events and the 2001 Forbearance Events, and (iv) after giving effect to the provisions hereof, such representations and warranties, after giving effect to this Amendment, also are correct at and as of the date hereof.

          (e) The Borrower has performed and complied in all material respects with all terms and conditions herein and in the Loan Documents required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions of this Amendment and the other Amendment Documents, there exists no Event of Default or Default (excluding any of the 2000 Forbearance Events or 2001 Forbearance Events).

          (f) The Borrower acknowledges and agrees that the representations and warranties contained in this Amendment shall constitute representations and warranties referred to in Section 4 of the Loan Agreement, a breach of which shall constitute an Event of Default.

     14.  Effectiveness.  This Amendment shall become effective as of the date
          -------------
first written above (the "Effective Date") upon the satisfaction of each of the following conditions, in each case in a manner satisfactory in form and substance to the Agent; provided that upon such satisfaction of each of the
                        --------
following conditions, the revision to (i) subsection (a) of "Applicable LIBO Margin" in Section 2(a) hereof shall become effective as of January 1, 2001, and
(ii) subsections (b) and (c) of "Applicable LIBO Margin" in Section 2(a) hereof shall become effective as of February 1, 2001:

     (a) This Amendment shall have been duly executed and delivered by each of the Borrower and the Required Banks and shall be in full force and effect.

     (b) The Agent shall have received evidence of the amendment of the Note Purchase Agreement and the consent of the Senior Note Holders under the Intercreditor Agreement and the Note Purchase Agreement to this Amendment and the transactions contemplated hereby.

     (c) The Agent shall have received evidence of the effectiveness of an amendment of the Financial Agreement in the form attached hereto as Exhibit B.

     (d) The Agent shall have received a Borrowing Base Certificate, certified by the corporate controller of the Borrower, showing the Excess Amount as of January 31, 2001, copies of which shall be distributed to the Banks by the Agent.

     (e)  The Agent shall have received, for the pro rata account of each Bank
                                                 --- ----
which executes and delivers its signature pages to the Agent, by 5:00 p.m. Boston time on March 30, 2001 in facsimile (to be followed by originals) or original form, an amendment fee equal in the aggregate to 0.10% of each such Bank's Revolving Credit Commitment.

     (f) The Agent shall have received such other items, including legal fees of counsel to the Agent, documents, agreements or actions as the Agent may reasonably request in order to effectuate the transactions contemplated hereby.

     15.  Post-Closing Matters.  The Borrower agrees to take the following
          --------------------
actions and deliver the following items to the Agent or, in the case of Section 15(f) hereof, the Collateral Agent, no later than April 30, 2001:

     (a) From each of the parties thereto, duly executed originals of each of the Guaranty, the Parent Pledge Agreement, the Collateral Agency Agreement and, if and to the extent deemed necessary or appropriate by the Agent, an amendment to the Intercreditor Agreement (the "New Security Documents"), each in form and substance satisfactory to the Agent;

     (b) From the Secretary of each of the Parent and the Guarantor a copy, certified by such Secretary to be true and complete as of such date, of each of
(i) its charter or other organizational documents as in effect on such date of certification, (ii) its by-laws as in effect on such date, and (iii) the resolutions of its Board of Directors or other management authorizing, to the extent it is a party thereto, the execution, delivery and performance of the New Security Documents; provided, however, that in lieu of providing the items
                    --------  -------
required by subsections (i) and (ii) of this subsection (b), such Secretary may certify, to the extent true and correct, that charter documents and by-laws previously provided to the Agent are true and correct as of such date and have not been amended, rescinded or revoked;

     (c) From each of the Parent and the Guarantor, an incumbency certificate, dated as of such date, signed by a duly authorized officer of such Person and giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the name and on behalf of such Person, the New Security Documents;

     (d) From the Parent and the Guarantor, good standing certificates for each such Person, issued by the Secretary of State of each such entity's jurisdiction of incorporation or organization, and evidence that such Person is duly licensed and qualified as a foreign organization in good standing under the laws of each jurisdiction where the failure to qualify as such would have a Material Adverse Effect;

     (e) A favorable legal opinion addressed to the Agent and the Banks, dated as of such date, in form and substance satisfactory to the Agent, from counsel to the Parent and the Guarantor, with respect to each such Person concerning corporate or other applicable entity authority matters and the enforceability of each of the Guaranty, the Parent Pledge Agreement, and the perfection of the security interests granted therein, and concerning such other matters as the Administrative Agent may request;

     (f) All stock certificates or other certificates evidencing the Parent's equity interests in the Guarantor, together with undated stock powers or other instruments of endorsement duly executed in blank;

     (g) The results of such UCC filing searches for the Guarantor as the Agent shall have requested.

     (h) Such other items, documents, agreements, items or actions as the Agent may reasonably request in order to effectuate the transactions contemplated hereby.

The Borrower acknowledges and agrees that the failure to deliver any of the above-referenced items, or take the above-referenced actions, by April 30, 2001, shall constitute an Event of Default under Section 9.1(b) of the Loan Agreement.

     16.  Release.  In order to induce the Agent and the Banks to enter into
          -------
this Amendment, the Borrower, on behalf of itself and its Subsidiaries, acknowledges and agrees that: (a) such Person does not have any claim or cause of action against the Agent or any Bank (or any of its respective directors, officers, employees or agents); (b) such Person does not have any offset right, counterclaim or defense of any kind against any of its respective obligations, indebtedness or liabilities to the Agent or any Bank; and (c) each of the Agent and the Banks has heretofore properly performed and satisfied in a timely manner all of its obligations to such Person. The Borrower, on behalf of itself and its Subsidiaries, wishes to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Agent's and the Banks' rights, interests, contracts, collateral security or remedies. Therefore, the Borrower, on behalf of itself and its Subsidiaries, unconditionally releases, waives and forever discharges
(x) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Agent or any Bank to such Person, except the obligations to be performed by the Agent or any Bank on or after the date hereof as expressly stated in this Amendment, the Loan Agreement and the other Loan Documents, and
(y) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which such Person might otherwise have against the Agent, any Bank or any of its directors, officers, employees or agents, in either case (x) or (y), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind.

     17.  Miscellaneous Provisions.
          ------------------------

     (a) The Borrower hereby ratifies and confirms all of its obligations to the Agent and the Banks under the Loan Agreement, as amended hereby, and the other Loan Documents, including, without limitation, the Loans, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Banks and the Agent the Revolving Credit Loans, the Term Loans, the Swing Line Loans, reimbursement obligations and all other amounts due or to become due and payable to the Banks and the Agent under the Loan Agreement and the other Loan Documents, as amended hereby. Except as expressly amended hereby, each of the Loan Agreement and the other Loan Documents shall continue in full force and effect. This Amendment and the Loan Agreement shall hereafter be read and construed together as a single document, and all references in the Loan Agreement, any other Loan Document or any agreement or instrument related to the Loan Agreement shall hereafter refer to the Loan Agreement as amended by this Amendment.

     (b) No consent or waiver herein granted shall extend to or affect any obligations not expressly herein consented to or waived or shall impair any right of the Agent or the Banks consequent thereon. No consent or waiver herein granted shall extend beyond the term expressly set forth herein for such consent or waiver, nor shall anything contained herein be deemed to imply any willingness of the Agent or the Banks to agree to, or otherwise prejudice any rights of the Agent and the Banks with respect to, any similar consents or waivers that may be requested for any future period.

     (c)  Without limiting the expense reimbursement requirements set forth in
Section 10.6 of the Loan Agreement, the Borrower agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Agent incurred in connection with this Amendment.

     (d) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

     (e) This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Amendment to be executed on its behalf by its officer thereunto duly authorized, as of the date first above written.

                              MEDALLION FUNDING CORP.


                              By: /s/ Alvin Murstein
                                 -------------------
                                Name:       Alvin Murstein
                                Title:      Chief Executive Officer


                              By: /s/ Larry D. Hall
                                 ------------------
                                Name:       Larry D. Hall
                                Title:      Corporate Controller

                              FLEET NATIONAL BANK (f/k/a Fleet Bank, National Association), as Agent, as Swing Line Lender and as one of the Banks


                              By: /s/ Kevin J. Foley
                                 -------------------
                                Name:   Kevin J. Foley
                                Title:  Sr. VP

                              THE BANK OF NEW YORK, as Documentation Agent and as one of the Banks


                              By: /s/ Gordon Smith
                                 -----------------
                                Name:   Gordon Smith
                                Title:  The Bank of New York


                              HARRIS TRUST AND SAVINGS BANK


                              By: /s/ Michael S. Cameli
                                 ----------------------
                                Name:   Michael S. Cameli
                                Title:  Vice President

                              BANK TOKYO-MITSUBISHI TRUST COMPANY


                              By:____________________________________
                                Name:
                                Title:


                              THE CHASE MANHATTAN BANK


                              By: /s/ Carol A. Kornbluth
                                 -----------------------
                                Name:   Carol A. Kornbluth
                                Title:  Vice President


                              ISRAEL DISCOUNT BANK OF NEW YORK


                              By: /s/ Robert J. Fainelli
                                 -----------------------
                                Name:   Robert J. Fainelli
                                Title:  First Vice President

                              By:  /s/ Tim McCurry
                                 -----------------
                                Name:   Tim McCurry
                                Title:  Assistant Manager


                              EUROPEAN AMERICAN BANK


                              By: /s/ George L. Stirling
                                 ------------------------
                                Name:   George L. Stirling
                                Title:  VP


                              BANK LEUMI USA

                              By: /s/ John Koenigsberg    /s/ Phyllis Rosenfeld
                                 ----------------------      ------------------
                                Name:   John Koenigsberg      Phyllis Rosenfeld
                                Title:  First VP              Vice President

                              HSBC BANK USA


                              By: /s/ Bruce Wicks
                                 ----------------
                                Name:   Bruce Wicks
                                Title:  Vice President

                                 Schedule III
                            Medallion Funding Corp.
                          Investment in Subsidiaries
                               December 31, 2000
                               -----------------


          NONE
          ----

                                   Exhibit A
                                   ---------

Exhibit A
---------

                          Borrowing Base Certificate
                          --------------------------

Borrowing Base as of _______________ ("Borrowing Base Date")

--------------------------------------------------------------------------------------------------------
(1)  The aggregate outstanding principal balances of all Eligible              $
       Medallion Loans and Eligible Commercial Loans shown on Borrower's balance sheet as of the last day of the most recent month
--------------------------------------------------------------------------------------------------------
(2)     The aggregate accrued interest (excluding deferred interest) on        $
       all Eligible Medallion Loans and Eligible Commercial Loans shown on
       Borrower's balance sheet as of the last day of the most recent month
--------------------------------------------------------------------------------------------------------
(3)     Total of (1) plus (2)                                                  $
--------------------------------------------------------------------------------------------------------
(4)    The portion, if any, of the Loans, plus accrued interest                $
       (excluding deferred interest) thereon, that Borrower, in its reasonable business judgment, deems to be uncollectible or subject to classification as non-accruing
--------------------------------------------------------------------------------------------------------
(5)     The Eligible Loans, plus accrued interest (excluding deferred          $
       interest) thereon, which are more than 60 days past due
--------------------------------------------------------------------------------------------------------
(6)    Difference of (3) minus the sum of (4) and (5), without
        duplicating amounts in (4) and (5)
--------------------------------------------------------------------------------------------------------
(7)       75% of the Eligible Medallion Loans and accrued interest             $
       (excluding deferred interest) thereon which are more than 60 days past due, but are less than 91 days past due
--------------------------------------------------------------------------------------------------------
(8)       65% of the Eligible Medallion Loans and accrued interest             $
       (excluding deferred interest) thereon which are more than 90 days past due, but are less than 121 days past due
--------------------------------------------------------------------------------------------------------
(9)       The Advance Amounts of Eligible Yellow Cab                           $
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Loans

--------------------------------------------------------------------------------------------------------
(10)   Sum of Lines (6), (7), (8) and (9)                                        $
--------------------------------------------------------------------------------------------------------
(11)   Line (10) times .8333                                                     $
--------------------------------------------------------------------------------------------------------
(12)   cash and Short Term Investments shown on the Borrower's balance           $
        sheet as of the Borrowing Base Date
--------------------------------------------------------------------------------------------------------
(13)    Excess Amount                                                            $
--------------------------------------------------------------------------------------------------------
(14)     Sum of Lines (11), (12) and (13) (Forbearance Net Assets)               $
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

Forbearance Senior Debt

  (a)  Indebtedness of Borrower under the Loan Agreement;                        $

  (b)  all CP Debt                                                               $

  (c)  Senior Note Debt                                                          $

  (d)  the aggregate amount of other Indebtedness of the Borrower                $
relating to the borrowing of money, including the issuance of notes or bonds and the maximum drawing amount of all letters of
credit outstanding                                                               $

  (e)  Indebtedness of the type referred to in clause (d) of another             $
Person guaranteed by the Borrower

 (f)   SBA Debt                                                                  $

(15)  Sum of Items (a) -(f) (Total Forbearance Debt)
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

Net Excess (Deficiency) of Net Forbearance Assets over Forbearance               $
 Debt (Line 14 less Line 15)
--------------------------------------------------------------------------------------------------------

                                   Exhibit B
                                   ---------


[Financial Amendment]